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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)  19 May 2005
                                                           -----------



                        Air Products and Chemicals, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-4534                  23-1274455
------------------------------   ------------------------   ------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


7201 Hamilton Boulevard, Allentown, Pennsylvania                18195-1501
-------------------------------------------------          ------------------
    (Address of Principal Executive Offices)                   (Zip Code)


                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code


                                 not applicable
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers.

At its meeting on 19 May 2005, the Board of Directors elected Charles H. Noski director of the Company, effective immediately, and William L. Davis, III, director of the Company, effective 20 July 2005. Mr. Noski was also appointed to the Finance Committee of the Board and Mr. Davis will be appointed to the Audit Committee of the Board.

Mr. Noski's term will expire at the Annual Meeting of Shareholders in January 2006 and Mr. Davis's term will expire at the Annual Meeting of Shareholders in January 2007.





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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Air Products and Chemicals, Inc.
                                        ---------------------------------
                                        (Registrant)


Dated:  19 May 2005                     By:    /s/ Paul E. Huck
                                         -----------------------------------
                                         Paul E. Huck
                                         Vice President and Chief
                                         Financial Officer





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